UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

FOSSIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 S. Central Expressway Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

On February 20, 2020, Fossil Group, Inc. (the “Company”) entered into an Amendment No. 1 (the “Amendment”) to that certain Term Credit Agreement, dated as of September 26, 2019, by and among the Company, as borrower, JPMorgan Chase Bank, N.A. as administrative agent and the lenders party thereto (the “Term Credit Agreement”).

Pursuant to the terms of the Amendment, the Company, the administrative agent and the lenders party thereto (the “Term Credit Agreement Lenders”) agreed to modify certain terms of the Term Credit Agreement to, among other things, (i) increase the interest rate applicable to the term loans under the Term Credit Agreement (a) in the case of Eurodollar loans, from the adjusted LIBO rate plus 6.50% to the adjusted LIBO rate plus 8.00%, and (b) in the case of alternate base rate loans, from the alternate base rate plus 5.50% to the alternate base rate plus 7.00%; (ii) increase the maximum total leverage ratio permitted from 1.50 to 1.00 as of the last day of each fiscal quarter to (a) 2.75 to 1.00 as of the last day of each fiscal quarter ending April 4, 2020, July 4, 2020, October 3, 2020 and January 2, 2021, (b) 2.25 to 1.00 as of the last day of each fiscal quarter ending April 3, 2021, July 3, 2021 and October 2, 2021, and (c) 1.50 to 1.00 as of the last day of each subsequent fiscal quarter; (iii) limit the amount of borrowings in aggregate principal amount at any time outstanding under that certain asset-based revolving credit agreement, dated as of September 26, 2019, by and among the Company and Fossil Partners L.P., as the U.S. borrowers, and Fossil Group Europe GmbH, Fossil Asia Pacific Limited, Fossil (Europe) GmbH, Fossil (UK) Limited and Fossil Canada Inc., as the non-U.S. borrowers, certain other subsidiaries of the Company from time to time party thereto designated as borrowers, certain subsidiaries of the Company from time to time party thereto as guarantors, JPMorgan Chase Bank, N.A. as administrative agent and J.P. Morgan AG, as French collateral agent, to the lesser of the borrowing base thereunder and $200 million; (iv) extend the applicable periods for certain prepayment fees, so that if the Company voluntarily prepays the term loans prior to February 20, 2022, or if the Company incurs certain indebtedness which results in a mandatory prepayment under the Term Credit Agreement prior to February 20, 2022, the Company is required to pay a prepayment fee of 2.00% with respect to the principal amount prepaid prior to February 20, 2021 and 1.00% with respect to the principal amount prepaid between February 21, 2021 and February 20, 2022; and (v) require the Company to pay the foregoing prepayment fee upon acceleration of the loans under the Term Credit Agreement. The Amendment also modifies the negative covenants and events of default in the Term Credit Agreement to reduce the Company’s flexibility with respect to certain matters.

In connection with the execution of the Amendment, the Company paid certain fees and expenses to the administrative agent and the Term Credit Agreement Lenders.

Certain of the Term Credit Agreement Lenders and certain of their respective affiliates have performed investment banking, commercial lending and underwriting services for the Company and its subsidiaries and respective affiliates, from time to time, for which such lenders and their affiliates have received customary fees and expenses. These parties may, from time to time, engage in transactions with, and perform services for the Company, its subsidiaries or their respective affiliates in the ordinary course of their business.

The foregoing description is not complete and is qualified in its entirety by the Amendment, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 26, 2020, the Company issued a press release announcing financial results for the fiscal quarter and year ended December 28, 2019.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report and the accompanying Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and are not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure.

In connection with the negotiation of the Amendment, the Company entered into confidentiality agreements with certain of the Term Credit Agreement Lenders. Pursuant to the confidentiality agreements, the Company provided these Term Credit Agreement Lenders with certain confidential information regarding the Company, which is furnished as Exhibit 99.2 attached hereto.

The information in Item 7.01 of this Current Report and the accompanying Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and are not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

Forward-Looking Statements

This Current Report, including the exhibits hereto, contain certain statements that are not historical facts, including multi-year profit improvement estimates, the success of our connected accessories, future financial forecasts, estimates and guidance as well as estimated impacts from the coronavirus, tariffs, the Tax Cuts and Jobs Act, foreign currency translation, amortization expense, foreign tax credits, non-cash impairments and restructuring charges. These statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: the effect of worldwide economic conditions; the impact of the coronavirus; significant changes in consumer spending patterns or preferences; interruptions or delays in the supply of key components; acts of war or acts of terrorism; changes in foreign currency valuations in relation to the U.S. dollar; lower levels of consumer spending resulting from a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; the performance of our products within the prevailing retail environment; customer acceptance of both new designs and newly-introduced product lines, including risks related to the expanded launch of connected accessories; financial difficulties encountered by customers; the effects of vigorous competition in the markets in which we operate; compliance with debt covenants and other contractual provisions; risks related to the success of our restructuring programs; the termination or non-renewal of material licenses, foreign operations and manufacturing; changes in the costs of materials, labor and advertising; government regulation and tariffs; our ability to secure and protect trademarks and other intellectual property rights; and the outcome of current and possible future litigation, as well as the risks and uncertainties set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Readers should consider these factors in evaluating, and are cautioned not to place undue reliance on, these forward-looking statements. The Company assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

10.1	Amendment No. 1 to Term Credit Agreement, dated as of February 20, 2020, by and among Fossil Group, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
99.1	Press Release, dated February 26, 2020, announcing financial results for the fiscal quarter and year ended December 28, 2019.

99.2	Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2020

FOSSIL GROUP, INC.

	By:	/s/ JEFFREY N. BOYER
	Name:	Jeffrey N. Boyer
	Title:	Executive Vice President, Chief Financial Officer and Treasurer